OFFICE LEASE

                                LAKESHORE TOWERS

                 LAKESHORE TOWERS LIMITED PARTNERSHIP PHASE II,

                        a California limited partnership,

                                  as Landlord,

                                       and

                             QUALITY SYSTEMS, INC.,

                            a California corporation,

                                   as Tenant,

                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                TABLE OF CONTENTS

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
ARTICLE 1        PREMISES, BUILDING, PROJECT, AND COMMON AREAS ............................   1
    1.1     Premises, Building, Project and Common Areas ..................................   1
            1.1.1    The Premises .........................................................   1
            1.1.2    The Building and The Project .........................................   1
            1.1.3    Common Areas .........................................................   1
    1.2     Verification of Rentable Square Feet and Usable Square Feet of Premises,
            Building, and Project .........................................................   2
ARTICLE 2        LEASE TERM ...............................................................   2
    2.1     Lease Term ....................................................................   2
ARTICLE 3        BASE RENT ................................................................   2
ARTICLE 4        ADDITIONAL RENT ..........................................................   2
    4.1     General Terms .................................................................   2
    4.2     Definitions of Key Terms Relating to Additional Rent ..........................   3
            4.2.1    Base Year ............................................................   3
            4.2.2    Building Direct Expenses .............................................   3
            4.2.3    Building Operating Expenses ..........................................   3
            4.2.4    Building Tax Expenses ................................................   3
            4.2.5    Direct Expenses ......................................................   3
            4.2.6    Expense Year .........................................................   3
            4.2.7    Operating Expenses....................................................   3
                     4.2.7.1  Inclusions to Operating Expenses ............................   3
                     4.2.7.2  Exclusions to Operating Expenses ............................   4
            4.2.8    Taxes ................................................................   7
                     4.2.8.1  Tax Expenses ................................................   7
                     4.2.8.2  Other Costs .................................................   8
                     4.2.8.3  Base Taxes ..................................................   8
            4.2.9    Tenant's Share .......................................................   8
    4.3     Allocation of Direct Expenses .................................................   8
    4.4     Calculation and Payment of Additional Rent ....................................   9
            4.4.1    Statement of Actual Building Direct Expenses and Payment by
                     Tenant ...............................................................   9
            4.4.2    Statement of Estimated Building Direct Expenses ......................   9
    4.5     Taxes and Other Charges for Which Tenant Is Directly Responsible ..............   9
    4.6     Landlord's Books and Records ..................................................  10
    4.7     Security Deposit ..............................................................  10
            4.7.1    Security Deposit .....................................................  10
            4.7.2    Landlord's Transfer of Security Deposit on Transfer of Real
                     Property .............................................................  11
            4.7.3    Restoration of Security Deposit ......................................  11
            4.7.4    Interest on Security Deposit .........................................  11
            4.7.5    Return of Security Deposit ...........................................  11
ARTICLE 5        USE OF PREMISES ..........................................................  11
    5.1     Permitted Use .................................................................  11
    5.2     Prohibited Uses ...............................................................  11
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                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE 6        SERVICES AND UTILITIES ..................................................   11
    6.1     Standard Tenant Services .....................................................   11
    6.2     Overstandard Tenant Use ......................................................   12
            6.2.1    Non-Electrical Usage ................................................   12
            6.2.2    Electrical Usage ....................................................   12
    6.3     Interruption of Use ..........................................................   13
ARTICLE 7        REPAIRS .................................................................   13
ARTICLE 8        ADDITIONS AND ALTERATIONS ...............................................   13
    8.1     Landlord's Consent to Alterations ............................................   13
    8.2     Manner of Construction .......................................................   13
            8.2.1    Conditions to Alterations ...........................................   13
            8.2.2    Base Building Changes ...............................................   14
    8.3     Payment for Improvements .....................................................   14
    8.4     Payment For Initial Alterations ..............................................   14
    8.5     Construction Insurance .......................................................   15
    8.6     Landlord's Property ..........................................................   15
    8.7     Communications and Computer Lines ............................................   15
ARTICLE 9        COVENANT AGAINST LIENS ..................................................   16
ARTICLE 10       INSURANCE ...............................................................   16
    10.1    Indemnification and Waiver ...................................................   16
    10.2    Tenant's Compliance With Landlord's Fire and Casualty Insurance ..............   16
    10.3    Tenant's Insurance ...........................................................   16
    10.4    Form of Policies .............................................................   17
    10.5    Subrogation ..................................................................   17
    10.6    Additional Insurance Obligations .............................................   17
ARTICLE 11       DAMAGE AND DESTRUCTION ..................................................   18
    11.1    Repair of Damage to Premises by Landlord .....................................   18
            11.1.1   Damage to Building ..................................................   18
            11.1.2   Damage to Premises ..................................................   18
    11.2    Landlord's Option to Repair ..................................................   18
    11.3    Tenant's Option to Cause Early Expiration ....................................   19
    11.4    Waiver of Statutory Provisions ...............................................   19
ARTICLE 12       NONWAIVER ...............................................................   19
ARTICLE 13       CONDEMNATION ............................................................   20
ARTICLE 14       ASSIGNMENT AND SUBLETTING ...............................................   20
    14.1    Transfers ....................................................................   20
    14.2    Landlord's Consent ...........................................................   21
    14.3    Transfer Premium .............................................................   21
    14.4    Landlord's Option as to Subject Space ........................................   22
    14.5    Effect of Transfer ...........................................................   22
    14.6    Occurrence of Default ........................................................   23
    14.7    Non-Transfers ................................................................   23


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                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                TABLE OF CONTENTS
                                   (continued)

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
ARTICLE 15       SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF
                 TRADE FIXTURES ..........................................................   23
    15.1    Surrender of Premises ........................................................   23
    15.2    Removal of Tenant Property by Tenant .........................................   23
ARTICLE 16       HOLDING OVER ............................................................   24
ARTICLE 17       ESTOPPEL CERTIFICATES ...................................................   24
ARTICLE 18       SUBORDINATION ...........................................................   24
ARTICLE 19       DEFAULTS; REMEDIES ......................................................   25
    19.1    Events of Default ............................................................   25
    19.2    Remedies Upon Default ........................................................   25
    19.3    Subleases of Tenant ..........................................................   26
    19.4    Efforts to Relet .............................................................   26
    19.5    Landlord Default .............................................................   27
ARTICLE 20       COVENANT OF QUIET ENJOYMENT .............................................   27
ARTICLE 21       INTENTIONALLY DELETED ...................................................   27
ARTICLE 22       SIGNS ...................................................................   27
    22.1    Tenant's Entry Door Signage ..................................................   27
    22.2    Prohibited Signage and Other Items ...........................................   27
    22.3    Building Directory ...........................................................   27
ARTICLE 23       COMPLIANCE WITH LAW .....................................................   27
    23.1    Applicable Laws ..............................................................   27
    23.2    Hazardous Materials ..........................................................   28
    23.3    Warranties; Notice of Release and Investigation ..............................   28
    23.4    Indemnification ..............................................................   28
    23.5    Remediation Obligations; Tenant's Rights on Cleanup by Landlord ..............   29
    23.6    Definition of "Hazardous Material" .............................................   29
ARTICLE 24       LATE CHARGES.............................................................   29
ARTICLE 25       LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY
                 TENANT ..................................................................   30
    25.1    Landlord's Cure ..............................................................   30
    25.2    Tenant's Reimbursement .......................................................   30
ARTICLE 26       ENTRY BY LANDLORD .......................................................   30
ARTICLE 27       TENANT PARKING ..........................................................   31
    27.1    Parking In General ...........................................................   31
    27.2    Landlord Reservations ........................................................   31
    27.3    Visitor Validations ..........................................................   31
    27.4    Parking Pass System ..........................................................   31
ARTICLE 28       MISCELLANEOUS PROVISIONS ................................................   31
    28.1    Terms; Captions ..............................................................   31
    28.2    Binding Effect ...............................................................   32
    28.3    No Air Rights ................................................................   32
    28.4    Modification of Lease ........................................................   32
    28.5    Transfer of Landlord's Interest ..............................................   32


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                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]
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                                TABLE OF CONTENTS
                                   (continued)

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    28.6    Prohibition Against Recording ................................................   32
    28.7    Landlord's Title .............................................................   32
    28.8    Relationship of Parties ......................................................   32
    28.9    Application of Payments ......................................................   32
    28.10   Time of Essence ..............................................................   32
    28.11   Partial Invalidity ...........................................................   32
    28.12   No Warranty ..................................................................   33
    28.13   Landlord Exculpation .........................................................   33
    28.14   Entire Agreement .............................................................   33
    28.15   Right to Lease ...............................................................   33
    28.16   Force Majeure ................................................................   33
    28.17   Waiver of Redemption by Tenant ...............................................   33
    28.18   Notices ......................................................................   33
    28.19   Joint and Several ............................................................   34
    28.20   Authority ....................................................................   34
    28.21   Attorneys' Fees ..............................................................   34
    28.22   GOVERNING LAW; WAIVER OF TRIAL BY JURY .......................................   34
    28.23   Submission of Lease ..........................................................   35
    28.24   Brokers ......................................................................   35
    28.25   Independent Covenants ........................................................   35
    28.26   Project or Building Name and Signage .........................................   35
    28.27   Counterparts .................................................................   35
    28.28   Confidentiality ..............................................................   35
    28.29   Development of the Project ...................................................   35
            28.29.1  Subdivision .........................................................   35
            28.29.2  The Other Improvements ..............................................   35
            28.29.3  Construction of Project and Other Improvements ......................   36
    28.30   Building Renovations .........................................................   36
    28.31   No Violation .................................................................   36
    28.32   No Discrimination ............................................................   36
    28.33   Definition of Landlord .......................................................   36
    28.34   Tenant Representation With Respect to the General Electric Pension Trust .....   36


                                      -iv-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

EXHIBITS
A     OUTLINE OF PREMISES

B     PROJECT LEGAL DESCRIPTION

C     DIRECT EXPENSES ALLOCATION

D     RULES AND REGULATIONS

E     FORM OF TENANT'S ESTOPPEL CERTIFICATE

                                       -i-

                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                              LIST OF DEFINED TERMS

                                                                           Page
                                                                           ----

Accountant .............................................................    10
Additional Rent ........................................................     3
Additional Required Work ...............................................    14
Affiliate ..............................................................    23
Alterations ............................................................    13
Applicable Laws ........................................................    28
Base Building ..........................................................    14
Base Building Systems ..................................................    14
Base Rent ..............................................................     2
Base Year ..............................................................     3
BOMA ...................................................................     8
Brokers ................................................................    35
Building ...............................................................     1
Building Common Areas ..................................................     1
Building Direct Expenses ...............................................     3
Building Hours .........................................................    12
Building Operating Expenses ............................................     3
Building Tax Expenses ..................................................     3
CC&Rs ..................................................................     1
CEW Report .............................................................    28
Common Areas ...........................................................     1
Comparable Buildings ...................................................     1
Contemplated Effective Date ............................................    22
Contemplated Transfer Space ............................................    22
Control ................................................................    23
Direct Expenses ........................................................     3
Electricity Usage Standard .............................................    12
Environmental Laws .....................................................    28
Estimate ...............................................................     9
Estimate Statement .....................................................     9
Estimated Excess .......................................................     9
Excess .................................................................     9
Expense Year ...........................................................     3
Force Majeure ..........................................................    33
Hazardous Material .....................................................    29
Holidays ...............................................................    12
HVAC ...................................................................    11
Initial Alterations ....................................................    15
Intention to Transfer Notice ...........................................    22
Lakeshore Towers .......................................................     1
Landlord ...............................................................     1
Landlord Parties .......................................................    16
Landlord Repair Notice .................................................    18
Lease ..................................................................     1
Lease Commencement Date ................................................     2
Lease Expiration Date ..................................................     2
Lease Term .............................................................     2
Lease Year .............................................................     2
Lines ..................................................................    15
Mail ...................................................................    34
Management Fee Cap .....................................................     6
Nine Month Period ......................................................    22
Notices ................................................................    34
Operating Expenses .....................................................     3
Original Improvements ..................................................    17
Other Improvements .....................................................    35


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                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

Parking Structure ......................................................    31
Premises ...............................................................     1
Project ................................................................     1
Project Common Areas ...................................................     1
Proposition 13 .........................................................     7
Renovations ............................................................    36
Rent ...................................................................     3
rentable square feet ...................................................     2
Repair Notice ..........................................................    19
Security Deposit .......................................................    10
Statement ..............................................................     9
Subject Space ..........................................................    20
Summary ................................................................     1
Tax Expenses ...........................................................     7
Tenant .................................................................     1
Tenant Auditor..........................................................    10
Tenant's Share .........................................................     8
Tenant's Transfer Costs ................................................    22
Transfer Notice ........................................................    20
Transfer Premium .......................................................    22
Transferee .............................................................    20
Transfers ..............................................................    20
usable square feet .....................................................     2


                                      -ii-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                LAKESH0RE TOWERS

                                  OFFICE LEASE

      This Office Lease (the "Lease"), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the "Summary"), below, is made by and between LAKESH0RE TOWERS LIMITED PARTNERSHIP PHASE IV, a California limited partnership ("Landlord"), and QUALITY SYSTEMS, INC., a California corporation ("Tenant").

                       SUMMARY OF BASIC LEASE INFORMATION

TERMS OF LEASE                           DESCRIPTION
--------------                           -----------

1.     Date:                             September 15,2004

2.     Premises
       (Article 1).

       2.1    Building:                  Lakeshore Towers Building II
                                         18191 Von Karman Avenue
                                         Irvine, California

       2.2    Premises:                  Approximately  11,996 rentable  (10,643
                                         usable) square feet of space located on
                                         the fourth  floor of the  Building  and
                                         commonly known as Suite 450, as further
                                         set forth in Exhibit A to the Lease.

3.     Lease Term
       (Article 2).

       3.1    Length of Term of Lease
              of Premises:               Three (3) years and one (1) month.

       3.2    Lease Commencement Date:   May 1, 2005.

       3.3    Lease Expiration Date:     May 31, 2008.

4.     Base Rent (Article 3):

                                                           Annual
                                           Monthly      Rental Rate
                             Annual      Installment    per Rentable
           Period          Base Rent     of Base Rent   Square Foot
                          ------------   ------------   ------------

      May 2005* through
          May 2006        $323,892.00     $26,991.00       $27.00

      June 2006 through
          May 2007        $331,089.60     $27,590.80       $27.60

      June 2007 through
          May 2008        $338,287.20     $28,190.60       $28.20

*     Notwithstanding  the foregoing,  no monthly Base Rent shall be due for May
      2005.

5.     Base Year                         Calendar year 2005
       (Article 4):

6.     Tenant's Share                    Approximately 9.38%
       (Article 4):

7.     Permitted Use                     General office use consistent with a
       (Article 5):                      first-class office building.


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                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

8.     Security Deposit                  $28,190.60
       (Article 4):

9.     Parking                           43 unreserved parking spaces in the
       (Article 27):                     Parking Structure and four (4) reserved
                                         parking spaces in the Building's
                                         subterranean parking area at the rates
                                         set forth below. In addition, Tenant
                                         shall have the right to use an
                                         additional thirteen (13) unreserved
                                         parking spaces in the Parking Structure
                                         at the rates provided below subject to
                                         Tenant's advising Landlord not less
                                         than thirty (30) days in advance of the
                                         date Tenant desires to use such
                                         additional unreserved parking spaces.
                                         Tenant may also use additional
                                         unreserved parking spaces in the
                                         Parking Structure subject to
                                         availability of such spaces and payment
                                         of Landlord's then current parking
                                         charges for unreserved spaces or Fifty
                                         Dollars ($50) per unreserved space,
                                         whichever is greater. To the extent
                                         available, Tenant may convert up to
                                         five (5) of its unreserved parking
                                         spaces to reserved parking spaces in
                                         the Parking Structure at the reserved
                                         rate set forth below.

       Parking                           Parking Structure  Parking Structure    Building
       Space Fees:                          Unreserved        Reserved Rate    Reserved Rate
                                          Rate Per Space        Per Space        Per Space
                                             Per Month          Per Month        Per Month
                                         -----------------  -----------------  -------------

                                              $50.00             $125.00          $145.00

10.    Address of Tenant                 Quality Systems, Inc.
       (Section 28.18):                  18191 Yon Kannan Avenue, Suite 450
                                         Irvine, California 92612
                                         (Prior to and After Lease Commencement
                                         Date)

11.    Address of Landlord
       (Section 28.18):                  See Section 28.18 of the Lease.

12.    Broker(s)                         Kern Olson Real Estate Services
       (Section 28.24):                  4101 Birch Street, Suite 150
                                         Newport Beach, California 92660
                                         Attention: James F. Kern

                                         and

                                         Cushman & Wakefield of California, Inc,
                                         1920 Main Street, Suite 600
                                         Irvine, California 92614
                                         Attention: Jeffrey L. Osborn


                                       -2-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                    ARTICLE 1

                  PREMISES, BUILDING, PROJECT, AND COMMON AREAS

      1.1   Premises, Building, Project and Common Areas.

            1.1.1 The Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the "Premises"). The outline of the Premises is set forth in Exhibit A attached hereto. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant, covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the approximate location of the Premises in the "Building," as that term is defined in Section 1.1.2, below, only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the "Common Areas," as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Promises or the "Project," as that term is defined in Section 1.1.2, below. Except as specifically set forth in Section 8.4 below, Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Tenant Work Letter. Tenant acknowledges that it is currently in possession of the Premises and Tenant accepts the Premises in its current "AS IS" condition and Tenant confirms that the Premises and the Building are in good and sanitary order, condition and repair.

            1.1.2 The Building and The Project. The Premises are a part of the building set forth in Section 2.1 of the Summary (the "Building"). The Building is part of an office project known as "Lakeshore Towers". The term "Project", as used in this Lease, shall mean (i) the land on which the Project is located which land is described in Exhibit B hereto, (ii) the Building, (iii) the Common Areas, (iv) the other buildings located in the Project, and (v) at Landlord's discretion, any additional real property, areas, land, buildings or other improvements added thereto outside of the Project.

            1.1.3 Common Areas. Tenant shall have the non-exclusive right to use in common with Project tenants the Project Common Areas and the non-exclusive right to use in common with other Building tenants the Building this Lease. As Common Areas, subject to the rules and regulations referred to in
Article 5 of used herein those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project and such other portions of the Project designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the "Common Areas". The Common Areas shall consist of the "Project Common Areas" and the "Building Common Areas." The term "Project Common Areas", as used in this Lease, shall mean (i) the portion of the Project designated as such by Landlord and (ii) all common areas designated in that certain Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for the Lakeshore Towers, dated October 17, 1989, recorded October 23, 1989, as Instrument No. 89569018 of the Official Records of Orange County, California (the "CC&Rs"). The term "Building Common Areas", as used in this Lease, shall mean the portions of the Common Areas located within the Building designated as such by Landlord. The manner in which the Common Areas are maintained and operated shall be at the sole discretion of Landlord, provided that Landlord shall maintain and operate same in a manner consistent with that of other first-class, high-rise office buildings in the John Wayne Airport area which are comparable in size (containing at least 200,000 rentable square feet), quality of construction, and services and amenities to the Building (the "Comparable Buildings") and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas.


                                       -1-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

            1.2 Verification of Rentable Square Feet and Usable Square Feet of Premises, Building, and Project. For purposes of this Lease, "rentable square feet" and "usable square feet" shall be calculated pursuant to "BOMA," as that term is defined in Section 4.2.9, below. In the event that the rentable area of the Premises, the Building and/or the Project shall hereafter change due to subsequent alterations and/or other modifications to the Premises, the Building and/or the Project, the rentable area of the Premises, the Building and/or the Project, as the case may be, shall be appropriately adjusted as of the date of such alteration and/or other modification, based upon the written verification by Landlord's space planner of such revised rentable area. In the event of any such adjustment to the rentable area of the Premises, the Building and/or the Project, all amounts, percentages and figures appearing or referred to in this Lease based upon such rentable area (including, without limitation, the amount of the "Rent," as that term is defined in Article 4 of this Lease) shall be modified in accordance with such determination.

                                    ARTICLE 2

                                   LEASE TERM

            2.1 Lease Term. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "Lease Term") shall be as set forth in Section 3.1 of the Summary and shall commence on the date set forth in Section 3.2 of the Summary (the "Lease Commencement Date") The term of this Lease shall terminate on the date set forth in Section 3.3 of the Summary (the "Lease Expiration Date") unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term, commencing on the Lease Commencement Date. For example, the first Lease Year will commence on May 1, 2005 and end on April 30, 2006.

                                    ARTICLE 3

                                    BASE RENT

            Tenant shall pay, without prior notice or demand, to Landlord or Landlord's agent at the management, office of the Project, or, at Landlord's option, at such other place as Landlord may from time to time designate in writing, by a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever. The Base Rent for June 2005 shall be paid at the time of Tenant's execution of this Lease. If any Base Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Base Rent is for a period which is shorter than one month, the Base Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of this Lease Term at a rate per day which is equal to 1/365 of the applicable annual Base Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                    ARTICLE 4

                                 ADDITIONAL RENT

            4.1 General Terms. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay "Tenant's Share" of the annual "Building Direct Expenses," as those terms are defined in Sections 4.2.9 and 4.2.2 of this Lease, respectively, which are in excess of the amount of Building Direct Expenses for the "Base Year," as that term is defined in Section 4.2.1, below; provided, however, that in no event shall any decrease in Building Direct Expenses for any "Expense Year," as that term is defined in Section 4.2.6 below, below Building Direct Expenses for the Base Year entitle Tenant to any decrease in Base Rent or any credit against sums due under this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the "Additional Rent", and the Base Rent and the Additional Rent are herein collectively referred to as "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent; provided, however,


                                       -2-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

Additional Rent on account of Tenant's Share of Building Direct Expenses shall not be due or payable during the first Lease Year. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

            4.2 Definitions of Key Terms Relating to Additional Rent. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

            4.2.1    Base  Year. "Base Year"  shall mean the period set forth in
Section 5 of the Summary.

            4.2.2 Building Direct Expenses. "Building Direct Expenses" shall mean "Building Operating Expenses" and "Building Tax Expenses", as those terms are defined in Sections 4.2.3 and 4.2.4, below, respectively.

            4.2.3 Building Operating Expenses. "Building Operating Expenses" shall mean the portion of "Operating Expenses," as that term is defined in
Section 4.2.7 below, allocated to the tenants of the Building pursuant to the terms of Section 4.3.1 below.

            4.2.4 Building Tax Expenses. "Building Tax Expenses" shall mean that portion of "Tax Expenses", as that term is defined in Section 4.2.8 below, allocated to the tenants of the Building pursuant to the terms of Section
4.3.1 below.

            4.2.5 Direct Expenses. "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses."

            4.2.6 Expense Year. "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change. Tenant's Share of Building Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

            4.2.7    Operating Expenses.

                  4.2.7.1 Inclusions to Operating Expenses. "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord pays during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement) restoration or operation of the Project, or any portion thereof, subject to the terms and provisions of Section 4.2.7. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following:

                        (i) the cost of supplying all utilities, the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith;

                        (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with any governmentally mandated transportation system management program or similar program;

                        (iii) the cost of earthquake insurance and all other insurance carried by Landlord in connection with the Project as reasonably determined by Landlord (and Landlord represents that it shall carry earthquake insurance during the Base Year);

                        (iv)   the  cost  of  landscaping,   relamping,  and all
            supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof;

                        (v) the cost of non-capital (as determined pursuant to generally accepted accounting principles) parking area repair, restoration, and maintenance;


                                       -3-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                        (vi) fees and other costs, including reasonable management fees, consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project;

                        (vii) payments under any equipment rental agreements and the fair rental value of any management office space;

                        (viii) subject  to  Section  4.2.7.2(vi)  below,  wages,
            salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, maintenance and security of the Project;

                        (ix) operation, repair and maintenance of all systems and equipment and components thereof of the Project;

                        (x) the cost of janitorial, alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in common areas, maintenance and replacement of curbs and walkways, and repair to roofs and reroofing;

                        (xi) amortization (including interest on the unamortized cost) over the useful life, determined in accordance with generally accepted accounting principles, of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof;

                        (xii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are intended to effect economies in the operation or maintenance of the Project, or any portion thereof (but only to the extent of the annual cost savings reasonably anticipated by Landlord), (B) that are required to comply with present or anticipated reasonable conservation programs, (C) which are replacements of nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition, or (D) that are required under any governmental law or regulation enacted after the date of this Lease; provided, however, that any capital expenditure shall be amortized (including interest on the amortized cost) over its useful life reasonably determined in accordance with generally accepted accounting principles;

                        (xiii) costs, fees,  charges or assessments  imposed by,
            or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute "Tax Expenses" as that term is defined in Section 4.2.8, below; and

                        (xiv) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building with oilier buildings in the Project.

                  4.2.7.2 Exclusions to Operating Expenses. Notwithstanding the provisions of Section 4.2.7.1 above, for purposes of this Lease, Operating Expenses shall not, however, include:

                        (i) costs, including marketing costs, legal fees, space planners' fees, advertising and promotional expenses, and brokerage fees incurred in connection with the original construction or development, or original or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants initially occupying space in the Project after the Lease Commencement Date or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs relating to any Common Areas or parking facilities);

                        (ii)   except as set  forth in  Sections  4.2.7.1  (xi),
            (xii), and (xiii) above, depreciation, interest and principal payments on mortgages and other debt


                                       -4-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

            costs, if any, penalties and interest, costs of capital repairs and alterations, and costs of capital improvements and equipment;

                        (iii) costs for which the Landlord is reimbursed by any tenant or occupant of the Project or by insurance by its carrier or any tenant's carrier or by anyone else, and electric power costs for which any tenant directly contracts with the local public service company;

                        (iv) any bad debt loss, rent loss, or reserves for bad debts or rent loss;

                        (v)    costs   associated  with  the  operation  of  the
            business   of  the  partnership  or  entity  which  constitutes  the
            Landlord, as the same arc distinguished from the costs of operation of the Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Project). Costs associated with the operation of the business of the partnership or entity which constitutes the Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants, and Landlord's general corporate overhead and general and administrative expenses;

                        (vi) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Project manager;

                        (vii) amounts paid as ground rental for the Project by the Landlord;

                        (viii) except for a Project management fee to the extent
            allowed pursuant to item (xiii), below, overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis;

                        (ix) any compensation paid to clerks, attendants or other persons in commercial concessions operated by the Landlord, provided that any compensation paid to any concierge at the Project shall be includable as an Operating Expense;

                        (x) rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project;

                        (xi) all items and services for which Tenant or any other tenant in the Project reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

                        (xii) costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art;

                        (xiii) fees  payable by Landlord for  management  of the
            Project in excess of five percent (5%) (the "Management. Fee Cap") of Landlord's gross


                                       -5-
                                                    LAKRSHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

            rental revenues, adjusted and grossed up to reflect a one hundred percent (100%) occupancy of the Building with all tenants paying rent, including base rent, pass-throughs, and parking fees (but excluding the cost of after hours services or utilities) from the Project for any calendar year or portion thereof;

                        (xiv)  any  costs  expressly   excluded  from  Operating
            Expenses elsewhere in this Lease;

                        (xv) rent for any office space occupied by Project management personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the Comparable Buildings in the vicinity of the Building, with adjustment where appropriate for the size of the applicable project;

                        (xvi)  costs  arising  from the  negligence  or  willful
            misconduct   of  Landlord  or  its   agents,   employees,   vendors,
            contractors, or providers of materials or services;

                        (xvii) costs (A)  incurred to comply with laws  relating
            to the removal of Hazardous Material (as defined at Section 23.6 below) which was in existence in the Building or on the Project prior to the Lease Commencement Date, and was of such a nature that a federal, State or municipal governmental authority, if it then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions that it then existed in the Building or on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto; and (B) costs incurred to remove, remedy, contain, or treat Hazardous Material, which hazardous material is brought into the Building or onto the Project after the date hereof by Landlord or any other tenant of the Project and is of such a nature, at that time, that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions, that it then exists in the Building or on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto;

                        (xviii)  costs  arising from  Landlord's  charitable  or
            political contributions;

                        (xix) any gifts provided to any entity whatsoever, including, but not limited to, Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents;

                        (xx) the cost of any magazine, newspaper, trade or other subscriptions;

                        (xxi) any amount paid to Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the cost of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis;

                        (xxii) costs arising from  Landlord's  failure to comply
            with any applicable governmental laws or regulations in existence at the time of the Lease Commencement Date;

                        (xxiii) costs relating to categories of expenses for the
            Project parking areas which were not included in Operating Expenses during the Base Year, except to the extent the Base Year is retroactively adjusted to include such categories; and

                        (xxiv) any entertainment expenses and travel expenses of
            Landlord, its employees, agents, partners and affiliates.


                                       -6-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

      If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Project is not at least ninety-five percent (95%) occupied during all or a portion of the Base Year or any Expense Year, Landlord shall make an appropriate adjustment to the components of Operating Expenses for such year to determine the amount of Operating Expenses that would have been incurred had the Project been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year. Operating Expenses for the Base Year shall not include market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, or amortized costs relating to capital improvements.

            4.2.8    Taxes.

                  4.2.8.1 Tax Expenses. "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof including the parking areas. Tax Expenses shall include, without limitation:

                        (i) any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof;

                        (ii) any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies;

                        (iii) any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

                        (iv) any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and


                                       -7-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                        (v) all of the real estate taxes and assessments imposed upon or with respect to the Building and Project. To the extent such taxes are not currently known, Landlord shall reasonably estimate the taxes and the Base Year Tax Expenses shall be adjusted accordingly upon receipt of the actual tax adjustment based upon such reassessment.

                  4.2.8.2 Other Costs. Any costs and expenses including, without limitation, reasonable attorneys' and consultants' fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are incurred. Tax refunds shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable; provided, however, in no event shall the amount to be refunded Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this
Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the terms of this Lease. Notwithstanding anything to the contrary contained in this Section 4.2.8 (except as set forth in Section 4.2.8.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project),
(ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.5 of this Lease.

                  4.2.8.3 Base Taxes. The amount of Tax Expenses for the Base Year attributable to the valuation of the Project, inclusive of tenant improvements, shall be known as the "Base Taxes." If in any comparison year subsequent to the Base Year the amount of Tax Expenses decreases below the amount of Base Taxes for the Premises, then for purposes of all subsequent comparison years, including the comparison year in which such decrease in Tax Expenses occurred, the Base Taxes and therefore the Base Year shall be decreased by an amount equal to the decrease in Tax Expenses.

            4.2.9 Tenant's Share. "Tenant's Share" shall mean the percentages set forth in Section 6 of The Summary. Tenant's Share is calculated by multiplying the number of rentable square feet of the Premises as set forth in
Section 2 of the Summary, by 100, and dividing the applicable product by the rentable square feet in the Building. The rentable square feet in the Premises and Building is measured pursuant to the Building Owners and Managers Association Standard Method for Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1 - 1996 ("BOMA"), provided that the rentable square footage of the Building shall include all of, and the rentable square footage of the Premises therefore shall include a portion of, the square footage of the ground floor Common Areas located within the Building and the Common Area and occupied space of the portion of the Building or Project, dedicated to the service of the Building. In the event either the rentable square feet of the Premises and/or the total rentable square feet of the Building is remeasured, Tenant's Share for the Premises shall be appropriately adjusted, and, as to the Expense Year in which such change occurs, Tenant's Share for the Premises for such Expense Year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect.

      4.3 Allocation of Direct Expenses. The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project (i.e. the Direct Expenses) should be shared between the tenants of the Building and the tenants of the other buildings in the Project. Accordingly, as set forth in Section 4.2 above, Direct Expenses (which consist of Operating Expenses and Tax Expenses) are determined annually for the Project as a whole, and a portion of the Direct Expenses, which portion shall be determined by Landlord in accordance with the CC&Rs, shall be allocated to the tenants of the Building (as opposed to the tenants of any other buildings in the Project) and such portion shall be the Building Direct Expenses for purposes of this Lease (such allocation in accordance with the CC&Rs is further described in Exhibit C hereto). Such portion of Direct Expenses allocated to the tenants of the Building shall include all Direct Expenses attributable solely to the Building and an equitable portion of the Direct Expenses attributable to the Project as a whole.


                                       -8-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

      4.4 Calculation and Payment of Additional Rent. If for any Expense Year ending or commencing within the Lease Term, the applicable Tenant's Share of Building Direct Expenses for such Expense Year exceeds the applicable Tenant's Share of Building Direct Expenses applicable to the Base Year for the Premises, then Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, an amount equal to the excess (the "Excess).

            4.4.1 Statement of Actual Building Direct Expenses and Payment by Tenant. Landlord shall give to Tenant following the end of each Expense Year, a statement (the "Statement") which shall state the Building Direct Expenses incurred or accrued for such preceding Expense Year and which shall indicate the amount of the Excess. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in Section 4.4.2, below, and if Tenant paid more as Estimated Excess than the actual Excess, Tenant shall receive a credit in the amount of Tenant's overpayment against Rent next due under this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Building Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord such amount, and if Tenant paid more as Estimated Excess than the actual Excess, Landlord shall, within thirty (30) days, deliver a check, payable to Tenant in the amount of the overpayment. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term.

            4.4.2 Statement of Estimated Building Direct Expenses. In addition, Landlord shall give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Building Direct Expenses for the then-current Expense Year shall be and the estimated excess (the "Estimated Excess") as calculated by comparing the Building Direct Expenses for such Expense Year, which shall be based upon the Estimate, to the amount of Building Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Excess theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

      4.5    Taxes and Other Charges for Which Tenant Is Directly Responsible.

            4.5.1 Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against Tenant's equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant's equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

            4.5.2 If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real properly so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's "building standard" in other space in the


                                       -9-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

Building are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above; provided that Landlord uniformly applies such excess assessed valuation for (he same period uniformly to all tenants in the Building.

            4.5.3 Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility, or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

      4.6 Landlord's Books and Records. Within six (6) months after receipt of a Statement by Tenant, if Tenant disputes the amount of Additional Rent set forth in the Statement, an independent certified public accountant (which accountant is a member of a nationally recognized accounting firm, has previous experience in reviewing financial operating records of landlords of office buildings, and is retained by Tenant on a non-contingency fee basis)(the "Tenant Auditor"), designated and paid for by Tenant, may, alter reasonable notice to Landlord and at reasonable times, inspect Landlord's records with respect to the Statement at Landlord's offices, provided that Tenant is not then in default under this Lease and Tenant has paid all amounts required to be paid under the applicable Estimated Statement and Statement, as the case may be. In connection with such inspection, Tenant and Tenant's agents must agree in advance to follow Landlord's reasonable rules and procedures regarding inspections of Landlord's records, and shall execute a commercially reasonable confidentiality agreement regarding such inspection. Tenant's failure to dispute the amount of Additional Rent set forth in any Statement within six (6) months following Tenant's receipt of such Statement shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, Tenant still disputes such Additional Rent, a determination as to the proper amount shall be made, at Tenant's expense, by an independent certified public accountant (the "Accountant") selected by Landlord and subject to Tenant's reasonable approval; provided that if such certification by the Accountant proves that Direct Expenses were overstated by more than five percent (5%), then the cost of the Accountant, and the cost of such determination certification, shall be paid for by Landlord. Any reimbursement amounts determined to be owing by Landlord to Tenant or by Tenant to Landlord shall be (i) in the case of amounts owing from Tenant to Landlord, paid within thirty (30) days following such determination, and (ii) in the case of amounts owing from Landlord to Tenant, credited against the next payment of Rent due Landlord under the terms of this Lease, or if the Lease Term has expired, paid to Tenant within thirty (30) days following such determination, In no event shall this Section 4.6 be deemed to allow any review of any of Landlord's records by any subtenant of Tenant. Tenant agrees that this
Section 4,6 shall be the sole method to be used by Tenant to dispute the amount of any Direct Expenses payable or not payable by Tenant pursuant to the terms of this Lease, and Tenant hereby waives any other rights at law or in equity relating thereto.

      4.7    Security Deposit.

            4.7.1 Security Deposit. Upon execution of this Lease, Tenant shall deposit or cause to be deposited with Landlord a cash sum in the amount equal Twenty-Eight Thousand One Hundred Ninety and 60/100 Dollars ($28,190.60) (the "Security Deposit"). Landlord shall hold the Security Deposit as security for the performance of Tenant's obligations under this Lease. If Tenant defaults on any provision of this Lease, Landlord may, after such notice as may be required under this Lease and without prejudice to any other remedy it has, apply all or a part of the Security Deposit to:

                4.7.1.1    Any Rent or other sum in default; or

                4.7.1.2 Any expense, loss, or damage that Landlord may suffer because of Tenant's default.


                                      -10-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

            4.7.2 Landlord's Transfer of Security Deposit on Transfer of Real Property. If Landlord disposes of its interests in the Premises, Landlord may deliver or credit the Security Deposit to Landlord's successor-in-interest in the Premises and thereupon be relieved of further responsibility with respect to the Security Deposit.

            4.7.3 Restoration of Security Deposit. If Landlord applies any portion of the Security Deposit pursuant to Section 4.7.1 above, Tenant shall, within thirty (30) days after demand by Landlord, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount.

            4.7.4 Interest on Security Deposit. Tenant is not entitled to any interest on the Security Deposit.

            4.7.5 Return of Security Deposit. If Tenant performs every provision of this Lease to be performed by Tenant, the unused portion of the Security Deposit shall be returned to Tenant or the last assignee of Tenant's interest under this Lease within thirty (30) days following the expiration or termination of the Lease Term.

                                    ARTICLE 5

                                 USE OF PREMISES

      5.1 Permitted Use. Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which maybe withheld in Landlord's sole discretion.

      5.2 Prohibited Uses. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit D, attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project including, without limitation, any such laws, ordinances, regulations or requirements relating to hazardous materials or substances, as those terms are defined by applicable laws now or hereafter in effect. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure or annoy them or use or allow the Premises to he used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with, and Tenant's rights and obligations under the Lease and Tenant's use of the Premises shall be subject and subordinate to, all recorded easements, covenants, conditions, and restrictions now or hereafter affecting the Project.

                                    ARTICLE 6

                             SERVICES AND UTILITIES

      6.1 Standard Tenant Services. Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term.

            6.1.1 Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating, ventilation and air conditioning ("HVAC") when necessary for normal comfort for normal office use in the Premises from 8:00 A.M. to 6:00 P.M. Monday through Friday, and on Saturdays from 8:00 A.M. to Twelve Noon (collectively, the "Building Hours"), except for the date of observation of New Year's Day, Independence Day, Labor Day, Memorial Day, Thanksgiving Day, Christmas Day and, at Landlord's discretion, other locally or nationally recognized holidays (collectively, the "Holidays).

            6.1.2 Landlord shall provide adequate electrical wiring and facilities for connection to Tenant's lighting fixtures and incidental use equipment, provided that (i) the connected electrical load of the incidental use equipment docs not. exceed an average of six (6) watts per usable square foot of the Premises, and (ii) the connected electrical load of Tenant's


                                      -11-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

lighting fixtures does not exceed an average of two (2) walls per usable square foot of the Premises, which electrical usage shall be subject to applicable laws and regulations, including Title 24. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.

            6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes in the Building Common Areas.

            6.1.4 Landlord shall provide janitorial services to the Premises and window washing services in a manner consistent with Comparable Buildings.

            6.1.5 Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Hours, shall have one elevator available at all other times, including on the Holidays.

            6.1.6 Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.

      Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems.

      6.2    Overstandard Tenant Use.

            6.2.1 Non-Electrical Usage. Tenant shall not, without Landlord's prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than Building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section
6.1 of this Lease. If Tenant uses water, heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, upon billing, the actual cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the cost of such increased use directly to Landlord, on demand, at the rates charged by the public utility company furnishing the same, including the cost of such additional metering devices. If Tenant desires to use HVAC during non-Building Hours, Tenant shall give Landlord such prior notice, if any, as Landlord shall from time to time establish as appropriate, of Tenant's desired use in order to supply HVAC, and Landlord shall supply HVAC to the Premises. The cost of after-hours HVAC is currently Sixty Dollars ($60) per hour, per floor. Such cost shall increase hereafter to the extent of increases in the direct and indirect costs to Landlord of providing such HVAC services. The cost of HVAC supplied by Landlord during non-Building Hours shall be paid by Tenant as Additional Rent.

            6.2.2 Electrical Usage. If in any month Tenant uses electricity (not including any electricity consumed in connection with the operation of the Building's main HVAC system) in excess of the "Electricity Usage Standard" (as defined below), Tenant shall pay to Landlord, upon billing, Landlord's cost of such excess consumption and the reasonable cost of the installation, operation, and maintenance of equipment which is required to be installed to supply such excess capacity and/or consumption to Tenant. For purposes hereof, the "Electricity Usage Standard" shall be an average of five (5) watts per rentable square foot of the Premises of actual consumption, on a monthly Business Hours basis. Tenant's use of electricity shall not exceed the capacity of the feeders to the Project or the risers or wiring installation (which capacity is eight (8) watts per rentable square fool) and Tenant shall promptly discontinue any such excess use promptly following receipt of notice of the same from Landlord. In those cases where Landlord proposes to install equipment to be paid for by Tenant or otherwise is proposing to require Tenant to pay for any cost related to such excess consumption, Tenant may require Landlord, as a condition of such charge by Landlord, to reasonably demonstrate that Landlord's actions and such charges are consistent with the requirement of this Lease,


                                      -12-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

      6.3 Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

                                   ARTICLE 7

                                    REPAIRS

      Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, and the floor or floors of the Building on which the Premises are located, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant's own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and appurtenances, except for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building and/or the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements or additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

                                    ARTICLE 8

                           ADDITIONS AND ALTERATIONS

      8.1    Landlord's   Consent  to   Alterations.  Tenant may  not  make  any
improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the structural portions or the systems or equipment of the Building or is visible from the exterior of the Building. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

      8.2    Manner of Construction.

             8.2.1 Conditions to Alterations. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, (i) the requirement that Tenant utilize for such purposes only contractors, subcontractors, materials, mechanics and materialmen selected by Tenant from a list provided and approved by Landlord, and (ii) the requirement that upon Landlord's request, Tenant shall, at


                                      -13-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of Irvine, all in conformance with Landlord's construction rules and regulations; provided, however, that prior to commencing to construct any Alteration, Tenant shall meet with Landlord to discuss Landlord's design parameters and code compliance issues. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Orange in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project construction manager a reproducible copy of the "as built" drawings of the Alterations, as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.

            8.2.2 Base Building Changes. In the event any Alterations which Tenant proposes to make to the Premises require or give rise to governmentally-required changes ("Additional Required Work") to the Base Building, Landlord and Tenant shall work together to eliminate, if possible, or otherwise minimize the Additional Required Work. Absent elimination of such Additional Required Work or a mutually acceptable allocation of such changes as between Landlord and Tenant, the cost of such changes shall be borne by Tenant. As used herein, (i) "Base Building" means the structural portions of the Building, the Base Building Systems, the public restrooms, elevators, exit stairwells and the systems and equipment located in the internal core of the Building, and (ii) "Base Building Systems" means all systems and equipment (including plumbing, HVAC, electrical fire/life/safety elevator and security systems) that serve all or part of the Building.

      8.3    Payment for Improvements.  Except as  otherwise provided in Section
8.4 below with respect to the Initial Alterations (as defined below) if payment is made directly to contractors, Tenant shall (i) comply with Landlord's requirements for final lien releases and waivers in connection with Tenant's payment for work to contractors, and (ii) cause its contractors to sign Landlord's standard contractor's rules and regulations. If Tenant orders any work directly from Landlord, Tenant shall pay to Landlord an amount equal to five percent (5%) of the cost of such work to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work, If Tenant does not order any work directly from Landlord, Tenant shall reimburse Landlord for Landlord's reasonable, actual, out-of-pocket costs and expenses actually incurred in connection with Landlord's review of such work.

      8.4 Payment For Initial Alterations. Notwithstanding anything herein to the contrary, Landlord shall reimburse Tenant in the maximum amount of Fifty-Three Thousand Four Hundred Fifty Dollars ($53,450) for costs incurred for painting of painted walls in the Premises and carpeting in the Premises (the "Initial Alterations") subject to the following conditions:

            8.4.1 The cost of the Initial Alterations shall be incurred and the installation of the Initial Alterations shall occur between April 1, 2005 and July 31, 2005;

            8.4.2 The Initial Alterations shall be Alterations for purposes of this Lease and shall be subject to the terms and provisions of this Lease including Article 8;

            8.4.3 The Initial Alterations shall equal or exceed in quality Landlord's then Building standard for carpeting and paint;


                                      -14-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

            8.4.4 Tenant shall provide to Landlord such evidence as Landlord may reasonably require to confirm the actual out-of-pocket cost and expense actually incurred for the Initial Alterations; and

            8.4.5 Landlord shall provide the Initial Alterations reimbursement to Tenant within thirty (30) days after the later of (i) completion and/or installation of initial Alterations and (ii) receipt of final lien releases and waivers or, at Landlord's option, conditional lien releases and waivers for the Initial Alterations. Nothing herein shall impose on Landlord any liability or responsibility for the Initial Alterations.

      8.5 Construction Insurance. In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, in connection with any Alteration, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

      8.6 Landlord's Property. All Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any Tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and Building caused by such removal and returns the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord. Furthermore, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant's expense, to remove any such Alterations or improvements and to repair any damage to the Premises and Building caused by such removal and returns the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations or improvements in the Premises and return the affected portion of the Premises to a building standard tenant improved condition as reasonably determined by Landlord, Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant, shall survive the expiration or earlier termination of this Lease.

      8.7 Communications and Computer Lines. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables (collectively, the "Lines") in or serving the Premises, provided that (i) Tenant shall obtain Landlord's prior, written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) an acceptable number of spare Lines and space for additional Lines shall he maintained for existing and future occupants of the Project, as determined in Landlord's reasonable opinion, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, and shall be surrounded by a protective conduit reasonably acceptable to Landlord, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any laws or represent a dangerous or potentially dangerous condition.


                                      -15-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                    ARTICLE 9

                             COVENANT AGAINST LIENS

      Tenant  shall  keep the  Project,  and  Premises  free  from any  liens or
encumbrances  arising  out  of  the  work  performed,   materials  furnished  or
obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys' fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under applicable laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within ten (10) days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract, Any claim to a lien or encumbrance upon the Building or Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Project, Building and Premises.

                                   ARTICLE 10

                                    INSURANCE

      10.1 Indemnification and Waiver. Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever (including, but not limited to, any personal injuries resulting from a slip and fall in, upon or about the Premises) and agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnity, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises (including, but not limited to, a slip and fall), any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors* agents, servants, employees, invitees, guests or licensees of Tenant or any such person, in, on or about the Project or any breach of the terms of this Lease, either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the gross negligence or willful misconduct of Landlord. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy of the Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as reasonable appraisers', accountants' and attorneys' fees. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination.

      10.2 Tenant's Compliance With Landlord's Fire and Casualty Insurance. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

      10.3 Tenant's Insurance. Tenant shall maintain the following coverages in the following amounts.


                                      -16-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

            10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant's operations, and contractual liabilities (covering the performance by Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than:


      Bodily Injury and                    $5,000,000 each occurrence
      Property Damage Liability            $5,000,000 annual aggregate

      Personal Injury Liability            $5,000,000 each occurrence
                                           $5,000,000 annual aggregate
                                           0% Insured's participation

            10.3.2 Physical Damage Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) improvements which exist in the Premises as of the Lease Commencement Date (excluding the Base Building) (the "Original Improvements"), and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, and explosion, and providing business interruption coverage for a period of one year.

            10.3.3 Worker's Compensation and Employer's Liability or other similar insurance pursuant to all applicable state and local statutes and regulations.

      10.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party the Landlord so specifies, as an additional insured, including Landlord's managing agent, if any; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under
Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California;
(iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) be in form and content reasonably acceptable to Landlord; and (vi) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.

      10.5 Subrogation. Landlord and Tenant intend that their respective property loss risks shall be borne by insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right to the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.

      10.6 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance


                                      -17-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

required to be carried by Tenant pursuant to this Article 10 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord, but in no event in excess of the amounts and types of insurance then being required of tenants in Comparable Buildings occupying comparable space and engaged in a similar use as Tenant.

                                   ARTICLE 11

                             DAMAGE AND DESTRUCTION

      11.1  Repair of Damage to Premises by Landlord.

            11.1.1 Damage to Building. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base Building and such Common Areas. Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, which are consistent with the character of the Project, provided that access to the Premises and any restrooms serving the Premises shall not be materially impaired.

            11.1.2      Damage to Premises. Upon the occurrence of any damage to
the Premises, upon notice (the "Landlord Repair Notice") to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by
Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3.2(ii) and (iii) of this Lease, and Landlord shall repair any injury or damage to the Original Improvements installed in the Premises and shall return such Original Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's commencement of repair of the damage. In the event that Landlord does not deliver the Landlord Repair Notice within sixty
(60) days following the date the casualty becomes known to Landlord, Tenant shall, at its sole cost and expense, repair any injury or damage to the Original Improvements installed in the Premises and shall return such Original Improvements to their original condition. Whether or not Landlord delivers a Landlord Repair Notice, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof;
provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary to Tenant's occupancy, and the Premises are not occupied by Tenant as a result thereof, then during the time and to the extent the Premises are unfit for occupancy, the Rent shall be abated in proportion to the ratio that the amount of rentable square feet of the Premises which is unfit for occupancy for the purposes permitted under this Lease bears to the total rentable square feet of the Premises. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant's right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.

      11.2  Landlord's  Option to Repair.  Notwithstanding  the terms of Section
11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) in Landlord's reasonable judgment, repairs cannot reasonably be completed within one hundred eighty (180)


                                      -18-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered by Landlord's insurance policies; (iv) Landlord decides to rebuild the Building or Common Areas so that they will be substantially different structurally or architecturally; or (v) the damage occurs during the last twelve (12) months of the Lease Term. In the event Landlord does not terminate this Lease as set forth above, and in Landlord's reasonable judgment, (A) the repairs cannot be completed within such one hundred eighty (180) days, as set forth in (i) above, or (B) if the damage occurs during the last twelve (12) months of the Lease Term and the repairs cannot be completed within one hundred twenty (120) days after the date of discovery of the damage, Landlord shall provide Tenant with written notice ("Extended Repair Notice") of the time within which such repairs may be completed, in Landlord's reasonable judgment.

      11.3 Tenant's Option to Cause Early Expiration. If damage to the Project, Building or Premises causes the Premises to be unusable for their intended purposes and Landlord advises Tenant in the Extended Repair Notice that (i) repairs cannot be completed within one hundred eighty days (180) days after the date of discovery of the damage, or (ii) if the damage occurs during the last twelve (12) months of the Lease Term, repairs cannot be completed within one hundred twenty (120) days after the date of discovery of the damage, Tenant may elect to cause the Expiration Date to be accelerated. Such election shall be made in writing to Landlord within thirty (30) days after receipt of the Extended Repair Notice. Tenant's election to accelerate the Expiration Date shall be made by written notice to Landlord within thirty(30) days after receipt of Landlord's Notice and shall specify the new Expiration Date, which date shall not be later than forty-five (45) days after Tenant's receipt of the Extended Repair Notice.

      11.4 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

                                   ARTICLE 12

                                    NONWAIVER

      No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.


                                      -19-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                   ARTICLE 13

                                  CONDEMNATION

      If the whole or any material part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any material part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

                                   ARTICLE 14

                            ASSIGNMENT AND SUBLETTING

      14.1 Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as "Transfer(s)" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the "Transfer Premium", as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information reasonably required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit E. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord's


                                      -20-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

reasonable review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys', accountants', architects', engineers' and consultants' fees) incurred by Landlord, within thirty (30) days after written request by Landlord, in an amount not to exceed One Thousand Five Hundred Dollars ($1,500) in the aggregate, for a Transfer in the ordinary course of business (for purposes hereof, a Transfer shall be deemed not to be in the "ordinary course of business" if Landlord is required to review documentation related to such Transfer on more than two (2) separate occasions).

      14.2 Landlord's Consent. Landlord shall not unreasonably withhold or delay its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

            14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project;

            14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

            14.2.3      The  Transferee  is  either a  governmental   agency  or
instrumentality thereof;

            14.2.4 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

            14.2.5 The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease; or

            14.2.6 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent, or (ii) is negotiating with Landlord or has negotiated with Landlord during the six (6) month period immediately preceding the date Landlord receives the Transfer Notice, to lease space in the Project.

      If Landlord consents to any Transfer pursuant to the terms of this Section 14.2, Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original
Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14. Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a suit for declaratory judgment and an injunction for the relief sought, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee.

      14.3 Transfer Premium. If Landlord consents to a Transfer as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord one hundred percent (100%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Base Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer (on a per rentable square foot basis if less than all of the Premises is transferred), after deducting the reasonable expenses incurred by Tenant for
(i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any free base rent reasonably provided to the


                                      -21-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

Transferee in connection with the Transfer, (iii) any brokerage commissions in connection with the Transfer, and (iv) twenty-five percent (25%) of the amount of any Base Rent and Additional Rent paid by Tenant to Landlord with respect to the Subject Space during the period commencing on the later of (a) the date Tenant contracts with a reputable broker to market the Subject Space, and (b) the date Tenant vacates the Subject Space, until the commencement of the term of the Transfer (collectively, "Tenant's Transfer Costs"). "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. The determination of the amount of Landlord's applicable share of the Transfer Premium shall be made on a monthly basis as rent or other consideration is received by Tenant under the Transfer. For purposes of calculating the Transfer Premium on a monthly basis, (i) Tenant's Transfer Costs shall be deemed to be expended by Tenant in equal monthly amounts over the entire term of the Transfer and (ii) the Rent paid for the Subject Space by Tenant shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent all such concessions shall be amortized on a straight-line basis over the relevant term.

      14.4 Landlord's Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, in the event Tenant contemplates a Transfer of all or a portion of the Premises (or in the event of any other Transfer or Transfers entered into by Tenant as a subterfuge in order to avoid the terms of this Section 14.4), Tenant shall give Landlord notice (the "Intention to Transfer Notice") of such contemplated transfer (whether or not such contemplated transfer or any of the terms of such contemplated transfer have been determined). The Intention to Transfer Notice shall specify the portion of the rentable amount of square feet of the Premises which Tenant intends to transfer (the "Contemplated Transfer Space"), the contemplated date of commencement of the contemplated transfer (the "Contemplated Effective Date") and the contemplated length of the term of such contemplated transfer, and shall specify that such Intention to Transfer Notice is delivered to Landlord pursuant to this Section 14.4 in order to allow Landlord to elect to recapture the Contemplated Transfer Space for the term set forth in the Intention to Transfer Notice. Thereafter, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Intention to Transfer Notice, to recapture the Contemplated Transfer Space. Such recapture shall cancel and terminate this Lease with respect to such Contemplated Transfer Space as of the Contemplated Effective Date until the last day of the term of the contemplated transfer is set forth in the Intention to Transfer Notice. In the event of a recapture by Landlord, this Lease shall be cancelled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner, to recapture such Contemplated Transfer Space under this Section 14.4, then, subject to the other terms of this Article 14, for a period of nine (9) months (the "Nine Month Period") commencing on the last day of such thirty (30) day period, Landlord shall not have any right to recapture the Contemplated Transfer Space with respect to any transfer made during the Nine Month Period, provided that any such transfer is substantially on the terms set forth in the Intention to Transfer Notice and, provided further, that any such transfer shall be subject to the remaining terms of this Article 14. If such a transfer is not so consummated within the Nine Month Period (or if the transfer is so consummated, then upon the expiration of the term of any transfer of such Contemplated Transfer Space consummated within such Nine Month Period), Tenant shall again be required to submit a new Intention to Transfer Notice to Landlord with respect to any contemplated transfer, as provided above in this Section 14.4.

      14.5 Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of


                                      -22-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

any Transfer Premium Tenant has derived and shall derive from such Transfer, and
(v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than five percent (5%), Tenant shall pay Landlord's costs of such audit.

      14.6 Occurrence of Default. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to:
(i) treat such Transfer as canceled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord's enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person. If Tenant's obligations hereunder have been guaranteed, Landlord's consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.

      14.7 Non-Transfers. Notwithstanding anything to the contrary contained in this Article 14, an assignment or subletting of all or a portion of the Premises to an entity which is controlled by, controls, or is under common control with, Tenant (an "Affiliate"), shall not be deemed a Transfer under this Article 14, provided that Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease or such Affiliate, and further provided that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. "Control", as used in this Section 14.7, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether by the ownership of voting securities, by contract or otherwise.

                                   ARTICLE 15

                      SURRENDER OF PREMISES; OWNERSHIP AND
                           REMOVAL OF TRADE FIXTURES

      15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

      15.2 Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or


                                      -23-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

                                   ARTICLE 16

                                  HOLDING OVER

      If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a monthly rate equal to the product of (i) the Rent applicable during the last rental period of the Lease Term under this Lease, and (ii) a percentage equal to 150%. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.

                                   ARTICLE 17

                             ESTOPPEL CERTIFICATES

      Within ten (10) business days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term, Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

                                   ARTICLE 18

                                  SUBORDINATION

      This Lease shall be subject and subordinate to all present (including that certain Ground Lease (Parcel 8), dated January 1, 1998, between Lakeshore LLC, as lessor, and Landlord, as lessee) and future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto.


                                      -24-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant timely pays the Rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord's interest herein may be assigned as security at any time to any lienholder. Tenant shall, within ten (10) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

                                   ARTICLE 19

                               DEFAULTS; REMEDIES

      19.1 Events of Default. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

            19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due unless such failure is cured within five (5) days after notice; or

            19.1.2 Except where a specific time period is otherwise set forth for Tenant's performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default; or

            19.1.3 Abandonment or vacation of all or a substantial portion of the Premises by Tenant and Tenant is otherwise in default under this Lease; or

            19.1.4 The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease where such failure continues for more than five (5) days after notice from Landlord, provided however, such notice shall be in addition to, and not in lieu of, the periods for performance set forth in such Articles of this Lease; or

            19.1.5 Tenant's failure to occupy the Premises within ten (10) days after the Lease Commencement Date.

      The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law.

      19.2 Remedies Upon Default. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

            19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be


                                      -25-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

            (i) The worth at the time of award of the amount of any unpaid rent which has been earned at the time of such termination; plus

            (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, and any special concessions made to obtain a new tenant; and

                  (1) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

      The term "rent" as used in this Section 19,2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs
19.2. l(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.l (iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

            19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

            19.2.3 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

      19.3 Subleases of Tenant. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

      19.4 Efforts to Relet. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord's interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to


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                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

      19.5 Landlord Default. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall not be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease unless
(i) in the event such default is with respect to the payment of money, Landlord fails to pay such unpaid amounts within five (5) business days of written notice from Tenant that the same was not paid when due, or (ii) in the event such default is other than the obligation to pay money, Landlord fails to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity.

                                   ARTICLE 20

                          COVENANT OF QUIET ENJOYMENT

      Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord.

                                   ARTICLE 21

                            [INTENTIONALLY DELETED]

                                   ARTICLE 22

                                      SIGNS

      22.1 Tenant's Entry Door Signage. Tenant's identifying signage shall be provided by Landlord, at Tenant's cost, and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord's then-current Building standard signage program.

      22.2 Prohibited Signage and Other Items. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Project or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion.

      22.3 Building Directory. A building directory will be located in the lobby of the Building. Tenant shall have the right, at Tenant's sole cost and expense, to designate five (5) name strips to be displayed under Tenant's entry in such directory for the Premises.

                                   ARTICLE 23

                               COMPLIANCE WITH LAW

      23.1 Applicable Laws. Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated ("Applicable Laws"). At its sole cost and expense, Tenant


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                                                    LAKESHORE TOWERS BUILDING II
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

shall promptly comply with all such Applicable Laws which relate to (i) Tenant's use of the Premises, (ii) the Alterations in the Premises, or (iii) the Base Building, but as to the Base Building, only to the extent such obligations are triggered by Tenant's Alterations or Tenant's use of the Premises for non-general office use. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Premises as are required to comply with the governmental rules, regulations, requirements or standards described in this
Article 23. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant,

      23.2 Hazardous Materials. Tenant shall not cause or permit any Hazardous Material to be generated, brought into, used, stored, or disposed of in or about the Premises, Building or Project by Tenant or its agents, employees, contractors, subtenants, or invitees, except for such substances that are required in the ordinary course of Tenant's business conducted on the Premises or are otherwise approved by Landlord. Tenant shall:

            23.2.1      Use, store,  and dispose of all such Hazardous  Material
in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that relate to public health and safety and protection of the environment ("Environmental Laws"), including those Environmental Laws identified in Section 23.6; and

            23.2.2 Comply at all times during the Lease Term with all Environmental Laws.

      23.3 Warranties; Notice of Release and Investigation. Tenant acknowledges receipt of that certain Report for Phases IV and V Site Characterization dated April 24, 1991, CEW Project No. 87-42254-01 prepared by Converse Environmental West, for Parker Hannifin Corporation (as amended and updated "CEW Report") concerning certain contamination of ground water lying under or about or otherwise affecting the Project. Landlord warrants and represents to Tenant that, to Landlord's actual knowledge without independent investigation or inquiry, as of the date of this Lease:

            23.3.1 Except as provided in the CEW Report, there has been no release onto or under the Project of any Hazardous Material in violation of any Environmental Law;

            23.3.2 The Building shall contain no PCBS, PCB- contaminated electrical equipment, or asbestos-containing materials; and

            23.3.3 Except as provided in the CEW Report, Landlord has received no notice that the Project is in violation of any Environmental Law.

            If, during the Lease Term (including any extensions), either Landlord or Tenant becomes aware of (i) any actual or threatened release of any Hazardous Material on, under, or about the Premises, Building or Project, or
(ii) any inquiry, investigation, proceeding, or claim by any government agency or other person regarding the presence of Hazardous Material on, under, or about the Premises, Building or Project, that party shall give the other party written notice of the release or investigation within five (5) days after learning of it and shall simultaneously furnish to the other party copies of any claims, notices of violation, reports, or other writings received by the party providing notice that concern the release or investigation.

      23.4 Indemnification. Landlord and Tenant shall, at that party's sole expense and with counsel reasonably acceptable to the other party, indemnify, defend, and hold harmless the other party and the other party's shareholders, directors, officers, employees, partners, affiliates, and agents with respect to all losses arising out of or resulting from the release of any Hazardous Material in or about the Premises, Building or Project, or the violation of any Environmental Law, by that party or that party's employees, agents, contractors, or invitees. This indemnification includes all losses, liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders, or judgments), damages (including consequential and punitive damages),


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

and costs (including attorney, consultant, and expert fees and expenses) resulting from the release or violation. This indemnification shall survive the expiration or termination of this Lease.

      23.5 Remediation Obligations; Tenant's Rights on Cleanup by Landlord. If the presence of any Hazardous Material brought onto the Premises, Building or Project by either Landlord or Tenant or by Landlord's or Tenant's employees, agents, contractors, or invitees results in contamination of the Premises, Building or Project, that party shall promptly take all necessary actions, at the party's sole expense, to return the Premises, Building or Project to the condition that existed before the introduction of such Hazardous Material. Tenant shall first obtain Landlord's approval of the proposed remedial action, which shall not be unreasonably withheld or delayed. This provision does not limit the indemnification obligations set forth in Section 23.4 above.

      If Landlord undertakes any cleanup, detoxification, or similar action, whether or not required by any government or quasi-government agency, as a result of the presence, release, or disposal in or about the Building or Project of any Hazardous Material, and that action requires that Tenant be denied access to the Premises or Tenant is otherwise unable to conduct its business on the Premises for a period of greater than twenty-four (24) hours, Base Rent shall be abated for the period that Tenant is unable to conduct its business at the Premises. Subject to Section 23.4, the costs of any Hazardous Material testing, cleanup or remediation undertaken by Landlord during the Lease Term shall be borne by Landlord, shall not be included in Operating Expenses and shall not be the obligation of Tenant.

      23.6 Definition of "Hazardous Material". As used herein, the term "Hazardous Material" shall mean any hazardous or toxic substance, material, or waste that is or becomes regulated by the United States, the State of California, or any local government authority having jurisdiction over the
Building  or  Project.   Hazardous  Material  includes:

            23.6.1 Any "hazardous substance," as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code Sections 9601-9675);

            23.6.2 "Hazardous waste," as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code Sections 6901-6992k);

            23.6.3 Any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect);

            23.6.4      Petroleum products;

            23.6.5      Radioactive  material,  including   any source,  special
nuclear, or byproduct material as defined in 42 United States Code Sections 2011-2297g-4;

            23.6.6      Asbestos in any form or condition; and

            23.6.7      Polychlorinated   biphenyls  (PCBS)  and  substances  or
compounds containing PCBS.

                                   ARTICLE 24

                                  LATE CHARGES

      If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) business days after Tenant's receipt of written notice from Landlord that said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount plus any reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent


                                      -29-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at a rate per annum equal to ten percent (10%) per year or, if less, the highest rate permitted by applicable law.

                                   ARTICLE 25

              LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

      25.1 Landlord's Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

      25.2 Tenant's Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 25.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all reasonable legal fees and other amounts so expended. Tenant's obligations under this Section 25.2 shall survive the expiration or sooner termination of the Lease Term.

                                   ARTICLE 26

                                ENTRY BY LANDLORD

      Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant (except in the case of an emergency) to enter the Premises to
(i) inspect them; (ii) show the Premises to prospective purchasers, or to current or prospective mortgagees, ground or underlying lessors or insurers, or prospective tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building, or for structural alterations, repairs or improvements to the Building or the Building's systems and equipment. Notwithstanding anything to the contrary contained in this Article 26, Landlord may enter the Premises at any time to (A) perform services required of Landlord, including janitorial service; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent, except as otherwise provided in this Lease, and may take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages (other than personal injury and property damage to the extent caused by Landlord's negligence or willful misconduct in connection with an entry by Landlord into the Premises) or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.


                                      -30-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                   ARTICLE 27

                                 TENANT PARKING

      27.1 Parking In General. Tenant shall have the right, but not the obligation, to rent from Landlord, commencing on the Lease Commencement Date, up to the amount of parking spaces set forth in Section 9 of the Summary, on a monthly basis throughout the Lease Term, which parking spaces shall pertain to the Project parking structure ("Parking Structure") and, with respect to Building reserved parking spaces, in the Building subterranean reserved parking area. The location of the reserved parking spaces shall be mutually agreed upon by Landlord and Tenant. Tenant shall pay Landlord for automobile parking spaces at the time Base Rent is due on a monthly basis at the prevailing rate set forth in Section 9 of the Summary. In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking spaces by Tenant or the use of Parking Structure by Tenant. Tenant's continued right to use the parking spaces is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Structure and in the Building subterranean reserved parking area, including any sticker or other identification system established by Landlord, Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations and Tenant not being in default under this Lease.

      27.2 Landlord Reservations. So long as Tenant's use is not adversely and materially affected (and it is deemed not to be adversely and materially affected if reasonably comparable substitute parking is made available), Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Parking Structure and in the Building subterranean parking area, at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Parking Structure and in the Building subterranean parking area, for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall operate the Parking Structure and any other parking facilities at the Project in a first class manner and shall have all the rights of control attributed hereby to the Landlord. The parking spaces used by Tenant pursuant to this Article 27 are provided to Tenant solely for use by Tenant's own personnel and such spaces may not, except in the case of a Transfer approved by Landlord pursuant to Article 14 above, be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval.

      27.3 Visitor Validations. Tenant may validate visitor parking by such method or methods as Landlord may establish, at the validation rate from time to time generally applicable to visitor parking.

      27.4 Parking Pass System. Landlord shall install as part of the security system for the Building an access card recognition system for the Parking Structure and the Building subterranean reserved parking area. The number of parking facility access cards available to Tenant shall equal the number of parking spaces rented by Tenant. Effective on the first day of a calendar month, on at least thirty (30) days' prior notice to Landlord, Tenant may decrease or increase the number of parking spaces which it rents in the Parking Structure or the Building subterranean reserved parking area subject to the maximum number of parking spaces in each such facility as set forth in the Summary. Tenant shall pay the deposit established by Landlord for the Building and Parking Structure access cards which deposit shall initially be Fifteen Dollars ($15) per card.

                                   ARTICLE 28

                            MISCELLANEOUS PROVISIONS

      28.1 Terms; Captions. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.


                                      -31-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

      28.2 Binding Effect. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

      28.3 No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

      28.4 Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Building or Project require modification of this Lease, which modification will not cause an increase in cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) days following a request therefor. At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute and acknowledge a short form of lease and deliver the same to Landlord within ten (10) days following the request therefor.

      28.5 Transfer of Landlord's Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee.

      28.6 Prohibition Against Recording. Except as provided in Section 28.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

      28.7 Landlord's Title. Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

      28.8 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

      28.9 Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

      28.10 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

      28.11 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.


                                      -32-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

      28.12 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

      28.13 Landlord Exculpation. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building, provided that in no event shall such liability extend to any sales or insurance proceeds received by Landlord or the Landlord Parties in connection with the Project, Building or Premises. Neither Landlord nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 28.13 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership) or trustee or beneficiary (if Landlord or any partner of Landlord is a trust) have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

      28.14 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties' entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

      28.15 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

      28.16 Force Majeure. An actual delay or stoppage resulting from fire, earthquake, explosion, flood, hurricane, the elements, acts of God or the public enemy, war, invasion, insurrection, rebellion, riots, industry-wide labor strikes or lock-outs (which objectively preclude Landlord or Tenant from obtaining from any reasonable source, labor or substitute materials at a reasonable cost necessary for performing its respective obligations hereunder), or governmental acts, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, a "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

      28.17 Waiver of Redemption by Tenant. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

      28.18 Notices. All notices, demands, statements, designations, approvals or other communications (collectively, "Notices") given or required to be given by either party to the


                                      -33-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

other hereunder or by law shall be in writing, shall be (A) sent by United States certified or registered mail, postage prepaid, return receipt requested ("Mail"), (B) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Mail, (C) delivered by a nationally recognized overnight courier with verification of delivery requested, or (D) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given (i) three (3) days after the date it is posted if sent by Mail, (ii) the date the telecopy is transmitted if transmitted before 5:00 p.m. Pacific Time on a business day, otherwise on the next business day,
(iii) the date the overnight courier delivery is made, or (iv) the date personal delivery is made (if made on a business day, otherwise on the next business day). As of the date of this Lease, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the following addresses:

                  Lakeshore Towers Limited Partnership Phase IV
                  18101 Von Karman Avenue, Suite 1220
                  Irvine, CA 92612
                  Attention: Building Manager

                  and

                  LTLP IV Corp.
                  c/o GE Investments
                  2029 Century Park East, Suite 2000
                  Los Angeles, CA 90067
                  Attention: Asset Manager

      28.19 Joint  and  Several.  If  there  is   more  than  one  Tenant,   the
obligations imposed upon Tenant under this Lease shall be joint and several.

      28.20 Authority. If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. In such event, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord satisfactory evidence of such authority and, if a corporation, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (i) good standing in Tenant's state of incorporation and (ii) qualification to do business in California.

      28.21 Attorneys' Fees. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

      28.22 GOVERNING LAW; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING THEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS


                                      -34-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

      28.23 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

      28.24 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

      28.25 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

      28.26 Project or Building Name and Signage. Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the words "Lakeshore" or the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

      28.27 Counterparts. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

      28.28 Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, and space planning consultants.

      28.29 Development of the Project.

            28.29.1 Subdivision. Landlord reserves the right to further subdivide all or a portion of the Project. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision.

            28.29.2 The Other Improvements. If portions of the Project or property adjacent to the Project (collectively, the "Other Improvements") are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, provided that Tenant's rights under this Lease are not materially impaired, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to convey all or any portion of the Project or any other of Landlord's rights described in this Lease.


                                      -35-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, lnc.]

            28.29.3 Construction of Project and Other Improvements. Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction.

      28.30 Building Renovations. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Project, the Building and/or the Premises. Except for (i) emergencies, or (ii) repairs, alterations, improvements or additions required by governmental or quasi-governmental authorities or court order or decree, such Renovations shall be performed in a manner so as not to materially interfere with Tenant's access to the Premises or Parking Area. Subject to the forgoing, Tenant hereby agrees that such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility and shall not be liable to Tenant for any injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations, or for any inconvenience or annoyance occasioned by such Renovations.

      28.31 No Violation. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from Tenant's breach of this warranty and representation.

      28.32 No Discrimination. Tenant covenants by and for itself, its successors and assigns, and all persons claiming under or through them, and this Lease is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of any person or group of persons, on account of sex, marital status, age, race, color, religion, creed, national origin or ancestry, in the leasing, subleasing, renting, transferring, use, occupancy, tenure or enjoyment of the Premises herein leased, nor shall Tenant itself, or any person claiming under or through it, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenant's lessees, sublessees, subtenants or vendees in the Premises.

      28.33 Definition of Landlord. The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time such covenant or obligation is to be performed, of the Building or the lessees under any ground lease of the Building, if any.

      28.34 Tenant Representation With Respect to the General Electric Pension Trust. Tenant is not aware of any ownership relationship between Tenant and the General Electric Pension Trust or its affiliates, except to the extent Tenant is a publicly traded company and the General Electric Pension Trust or its affiliates may own shares of Tenant's stock.


                                      -36-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                                 "Landlord":

                                 LAKESHORE TOWERS LIMITED
                                 PARTNERSHIP PHASE IV, a California limited partnership

                                 By: LTLP IV CORP., a Delaware corporation, the
                                     sole General Partner of Lakeshore Towers
                                     Limited Partnership Phase IV


                                     By: /s/ ILLEGIBLE
                                        ---------------------------------

                                       Its: President

                                 "Tenant":

                                 QUALITY SYSTEMS, INC.,
                                 a California corporation

                                 By: /s/ Lou Silverman
                                     ------------------------------------
                                   Its: LOU SILVERMAN, CHAIRMAN


                                 By ____________________________________

                                   Its _________________________________


                                      -37-
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                   EXHIBIT A

                                LAKESHORE TOWERS

                              OUTLINE OF PREMISES

                               [GRAPHIC OMMITED]


                               EXHIBIT A - Page 1

                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                    EXHIBIT B

                                LAKESHORE TOWERS

                           PROJECT LEGAL DESCRIPTION

      Parcels 1 through 7 of Parcel Map 89-274 in the City of Irvine, County of Orange, State of California as recorded in Book 267, Pages 18-26 of Parcel Maps.


                               EXHIBIT B - Page 1
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                    EXHIBIT C

                                LAKESHORE TOWERS

                           DIRECT EXPENSES ALLOCATION

      Common Area Expenses as defined in Paragraph 2.12 of the CC&Rs shall be assessed to the various buildings in the Project pursuant to paragraph 10 of the CC&Rs. Paragraph 10.5 of the CC&Rs provides for allocation of assessments in an equitable manner based on relative gross square footage of the buildings. The ratios are as follows:

--------------------------------------------------------------------------------
 Building I - Office           401,789 sq. ft.                45.6%

 Building I - Retail             6,000 sq. ft.                 0.7%

 Restaurant                     12,100 sq. ft.                 1.4%

 Sporting Club                  89,940 sq. ft.                10.2%

 Building II                   129,206 sq. ft.                14.7%

 Building III                  241,505 sq. ft.                27.4%

    TOTAL                      880,540 sq. ft.               100.0%
--------------------------------------------------------------------------------


                               EXHIBIT C - Page 1
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                    EXHIBIT D

                                LAKESHORE TOWERS

                             RULES AND REGULATIONS

      Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

      1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

      2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

      3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the Irvine, California area. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom Tenant requests passes and shall be liable to Landlord for all acts of such persons. Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

      4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

      5. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours, in such specific elevator and by such personnel as shall be designated by Landlord.

      6. The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

      7. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.


                               EXHIBIT D - Page 1
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

      8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

      9. Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord's prior written consent. Tenant shall not purchase spring water, ice, towel, linen, maintenance or other like services from any person or persons not approved by Landlord.

      10. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

      11. Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline or other inflammable or combustible fluid, chemical, substance or material.

      12. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

      13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere with other tenants or those having business therein, whether by the use of any musical instrument, radio, phonograph, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down passageways.

      14. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals, birds, aquariums, or, except in areas designated by Landlord, bicycles or other vehicles.

      15. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

      16. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises provided for in the Summary. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a messenger-type operation or dispatch office, public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Tenant shall not engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises.

      17. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

      18. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

      19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls.

      20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Irvine, California without violation of any law or ordinance governing such disposal. All


                               EXHIBIT D - Page 2
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

      21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

      22. Any persons employed by Tenant to do janitorial work shall be subject to the prior written approval of Landlord, and while in the Building and outside of the Premises, shall be subject to and under the control and direction of the Building manager (but not as an agent or servant of such manager or of Landlord), and Tenant shall be responsible for all acts of such persons.

      23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord standard drapes. All electrical ceiling fixtures hung in the Premises or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and a warm white bulb color approved in advance in writing by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall abide by Landlord's regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or Building Common Areas.

      24. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

      25. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

      26. Tenant must comply with the State of California "No-Smoking" law set forth in California Labor Code Section 6404.5, and any local "No-Smoking" ordinance which may be in effect from time to time and which is not superseded by such State law.

      27. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

      28. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise and annoyance.

      29. Tenant shall not use in any space or in the public halls of the Building, any hand trucks except those equipped with rubber tires and rubber side guards.

      30.   No  auction,  liquidation,   fire  sale,   going-out-of-business  or
bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

      31. No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

      32. Tenant shall have the exclusive right to use its reserved parking spaces, if any, from 8:00 A.M. to 6:00 P.M. Monday through Friday.

      Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of


                               EXHIBIT D - Page 3
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

good order therein, as well as for the convenience of other occupants and tenants therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.


                               EXHIBIT D - Page 4
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

                                    EXHIBIT E

                                LAKESHORE TOWERS

                     FORM OF TENANT'S ESTOPPEL CERTIFICATE

      The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of ___________, ________ by and between ____________ as Landlord, and the undersigned as Tenant, for Premises on the____________floor(s) of the office building located at ________,____________, California___________, certifies as follows:

      1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

      2. The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on ____________________, and the Lease Term expires on __________________, and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Project.

      3.    Base Rent became payable on________________________.

      4. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

      5. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

      6. Tenant shall not modify the documents contained in Exhibit A without the prior written consent of Landlord's mortgagee.

      7. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _________________________________. The current monthly installment of Base Rent is $___________________________________.

      8. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder.

      9. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

      10. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

      11. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

      12. There are no actions pending against the undersigned under the bankruptcy or similar laws of the United States or any state.

      13. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

      14. To the undersigned's knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by


                               EXHIBIT E - Page 1
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]

the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

      The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

Executed at________________on the______________day of_____________,___________.

                                        "Tenant":
                                        ________________________________________
                                        a ______________________________________


                                        By:_____________________________________
                                        Its:____________________________________


                                        By: ____________________________________
                                        Its: ___________________________________


                               EXHIBIT E - Page 2
                                                    LAKESHORE TOWERS BUILDING II
                                                         [Quality Systems, Inc.]